UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2015, Peregrine Pharmaceuticals, Inc. (the “Company”) entered into an amendment (the “Amendment”) to an existing At Market Issuance Sales Agreement (the “Sales Agreement”) with MLV & Co. LLC (“MLV”) dated June 13, 2014, to substitute registration statements from which shares of its common stock (“Common Stock”) may be offered and sold under the Sales Agreement. The Amendment replaces the original registration statement specified in the Sales Agreement which expired on April 12, 2015, with the Company’s shelf registration statement on Form S-3 (File No. 333-201245), which became effective on January 15, 2015. As of the date of the Amendment, the Company may issue and sell through MLV, acting as its agent, shares of its Common Stock for aggregate gross proceeds of up to $12,328,645 under the Sales Agreement, as amended. MLV may sell the Common Stock by any method permitted by law, including sales deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act, including without limitation, sales made directly on The NASDAQ Capital Market, on any other existing trading market for the Common Stock or to or through a market maker. MLV may also sell the Common Stock in privately negotiated transactions, subject to the Company’s prior approval. The Company will pay MLV a commission equal to 2.5% of the gross proceeds from the sale of shares of the Company’s Common Stock pursuant to the Sales Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The foregoing description of the Amendment and the transactions contemplated thereby do not purport to be complete and is qualified in its entirety by reference to such exhibit.

The legal opinion of K&L Gates LLP relating to the shares of Common Stock to be issued pursuant to the Sales Agreement, as amended is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

10.27	Amendment No. 1, dated April 13, 2015, to At Market Issuance Sales Agreement, dated June 13, 2014, between Peregrine Pharmaceuticals, Inc. and MLV & Co. LLC.
5.1	Opinion of K&L Gates LLP.
23.1	Consent of K&L Gates LLP (contained in Exhibit 5.1 hereto).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: April 13, 2015	By:	/s/ Paul J. Lytle
Paul J. Lytle Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of K&L Gates LLP.
10.27	Amendment No. 1, dated April 13, 2015, to At Market Issuance Sales Agreement, dated June 13, 2014, between Peregrine Pharmaceuticals, Inc. and MLV & Co. LLC.
23.1	Consent of K&L Gates LLP (contained in Exhibit 5.1 hereto).

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